Investment Outlook May 2012 2012 Specialty Finance Symposium Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Such statements, including information relating to the Company’s expectations for future distributions and market conditions, are not considered historical facts and are considered forward-looking information under the federal securities laws.
This information may contain words such as “believes,” “plans,” “expects,” “intends,” “estimates” or similar expressions.
This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause the Company’s actual performance or achievements to differ materially from those expressed or implied by this forward-looking information and include, without limitation, changes in the Company’s distribution policy, changes in the Company’s ability to pay distributions, changes in the market value and yield of our assets, changes in interest rates and the yield curve, net interest margin, return on equity, availability and terms of financing and hedging and various other risks and uncertainties related to our business and the economy, some of which are described in our filings with the SEC.  Given these uncertainties, you should not rely on forward-looking information.  The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.

CYS: Overview
Focus on Cost
Efficiency
Target Assets
Agency Residential Mortgage Backed Securities
A Real Estate Investment Trust formed in January 2006
Ample Financing
Sources
Currently financing lines with 34 lenders
Swap agreements with 18 counterparties
Dividend Policy
Self managed: highly scalable
Objective
Senior Management
Kevin Grant, CEO, President, Chairman
Frances Spark, CFO
Pay dividends and achieve capital appreciation throughout changing interest rate and credit cycles
Be the most efficient Agency REIT in the market
Company intends to distribute all or substantially all of its REIT taxable income

1/7/2005
4/7/2005
7/7/2005
10/7/2005
1/7/2006
4/7/2006
7/7/2006
10/7/2006
1/7/2007
4/7/2007
7/7/2007
10/7/2007
1/7/2008
4/7/2008
7/7/2008
10/7/2008
1/7/2009
4/7/2009
7/7/2009
10/7/2009
1/7/2010
4/7/2010
7/7/2010
10/7/2010
1/7/2011
4/7/2011
7/7/2011
10/7/2011
1/7/2012
4/7/2012
7/7/2012

1/14/05
4/14/05
7/14/05
10/14/05
1/14/06
4/14/06
7/14/06
10/14/06
1/14/07
4/14/07
7/14/07
10/14/07
1/14/08
4/14/08
7/14/08
10/14/08
1/14/09
4/14/09
7/14/09
10/14/09
1/14/10
4/14/10
7/14/10
10/14/10
1/14/11
4/14/11
7/14/11
10/14/11
1/14/12
4/14/12
7/14/12

-1.000
-0.500
0.000
0.500
1.000
1.500
2.000
2.500
3.000
3.500
Attractive Environment Likely to Persist
Steep Curve
Creates significant positive carry
Very low cost of financing
Significant ROE
Hedge flexibility very important
Fed still fighting deflation
5 Year Swap vs. 1 Month LIBOR: 1/2005 – 5/2012
5/1 Hybrid Net Interest Margin: 1/2005 – 5/2012
Source; Bloomberg
(1) May 18, 2012
Mortgage Yields Currently Attractive
Par-Priced 7/1 hybrid rates now 1.61%
(1)
30 Year fixed rates now 2.87%
(1)
15 Year fixed rates now 2.27%
(1)
Hedging rates historically low
May 18, 2012
May 18, 2012
3
0.00
1.00
2.00
3.00
4.00
5.00

7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Borrow Short
Invest Long
CYS INVESTMENTS

Attractive Investment Environment Remains
Source:   Bloomberg.
Note:       Spreads calculated as: (i) 15 year CC Index = 50% 4 year swap, and (ii) 15 year Current Coupon Index
15 Year Hedged (i) 15 Year Unhedged (ii)

May 18, 2012
15 Year Fixed Hedged with Swaps: 1/1/2005 – 5/18/2012

Treasury Auction Volume
10 Year Treasury Note Auctions
11/98 – 4/12
2 Year Treasury Note Auctions
2/98 – 4/12
3 Year Treasury Note Auctions
10/98 – 4/12
Source: Bloomberg, US Treasury
5 Year Treasury Note Auctions
2/98 – 4/12
7 Year Treasury Note Auctions
2/00 – 4/12
30 Year Treasury Note Auctions
2/00– 4/12
0
5
10
15
20
25
30
35
40
45
50
Nov
'98
Nov
'99
Nov
'00
Nov
'01
Nov
'02
Nov
'03
Nov
'04
Nov
'05
Nov
'06
Nov
'07
Nov
'08
Nov
'09
Nov
'10
Nov
'11
0
5
10
15
20
25
30
35
40
45
Nov
'98
Nov
'99
Nov
'00
Nov
'01
Nov
'02
Nov
'03
Nov
'04
Nov
'05
Nov
'06
Nov
'07
Nov
'08
Nov
'09
Nov
'10
Nov
'11
0
5
10
15
20
25
30
35
40
45
Nov
'98
Nov
'99
Nov
'00
Nov
'01
Nov
'02
Nov
'03
Nov
'04
Nov
'05
Nov
'06
Nov
'07
Nov
'08
Nov
'09
Nov
'10
Nov
'11
0
5
10
15
20
25
30
35
Nov
'98
Nov
'99
Nov
'00
Nov
'01
Nov
'02
Nov
'03
Nov
'04
Nov
'05
Nov
'06
Nov
'07
Nov
'08
Nov
'09
Nov
'10
Nov
'11
0
5
10
15
20
25
30
Nov
'98
Nov
'99
Nov
'00
Nov
'01
Nov
'02
Nov
'03
Nov
'04
Nov
'05
Nov
'06
Nov
'07
Nov
'08
Nov
'09
Nov
'10
Nov
'11
0
2
4
6
8
10
12
14
16
18
Nov
'98
Nov
'99
Nov
'00
Nov
'01
Nov
'02
Nov
'03
Nov
'04
Nov
'05
Nov
'06
Nov
'07
Nov
'08
Nov
'09
Nov
'10
Nov
'11

Hawkish Dovish Neutral
Lacker
Duke
Tarullo
Lockhart
Pianalto
Yellen
Raskin
Bernanke
Governors
2012 Voters
Fed Voters Moving To Be Even More Dovish in 2012
Williams
2013 Voters
Dudley
Evans
Rosengren
Bullard
Powell
Stein
Sources: federalreserve.gov, Macroeconomic Advisers, LLC,  Bank of America Merrill Lynch, Bloomberg, Wall Street Journal, Indiana University,  Marketwatch, Thomson Reuters, Federal Reserve Bank of Atlanta, Federal Reserve Bank of Chicago, Federal
Reserve Bank of Cleveland, Maryland Consumer Rights Coalition, Boston Globe, Businessweek, Newsweek, Washington Post, CNBC.
Dudley
George

The Brief Hawkish Interlude Appears Over
Xiaochuan
China
Bernanke
USA
Shirakawa
Japan
Canada
Carney
Australia
Stevens
New Zealand
Bollard
Draghi
EU
Tombini
Brazil
Subbarao
India
Global Accommodation has Reluctantly Restarted
Hawkish Dovish Neutral
Draghi
EU
Ignatiev
Russia
Shirakawa
Japan
Subbarao
India

CYS INVESTMENTS

70
60
50
40
30
20
10
0
01-Jul-11
10-Jul-11
19-Jul-11
28-Jul-11
06-Aug-11
15-Aug-11
24-Aug-11
02-Sep-11
11-Sep-11
20-Sep-11
29-Sep-11
08-Oct-11
17-Oct-11
26-Oct-11
04-Nov-11
13-Nov-11
22-Nov-11
01-Dec-11
10-Dec-11
19-Dec-11
28-Dec-11
06-Jan-12
15-Jan-12
24-Jan-12
02-Feb-12
11-Feb-12
23-Feb-12

80
70
60
50
40
30
20
10
0
18-Jul-11
27-Jul-11
05-Aug-11
14-Aug-11
23-Aug-11
01-Sep-11
10-Sep-11
19-Sep-11
28-Sep-11
07-Oct-11
16-Oct-11
25-Oct-11
03-Nov-11
12-Nov-11
21-Nov-11
30-Nov-11
09-Dec-11
18-Dec-11
27-Dec-11
05-Jan-12
14-Jan-12
23-Jan-12
01-Feb-12
10-Feb-12
23-Feb-12

70
60
50
40
30
20
10
0
01-Jul-11
19-Jul-11
06-Aug-11
24-Aug-11
11-Sep-11
29-Sep-11
17-Oct-11
04-Nov-11
22-Nov-11
10-Dec-11
28-Dec-11
15-Jan-12
02-Feb-12
20-Feb-12
09-Mar-12
27-Mar-12
14-Apr-12
17-May-12

80
70
60
50
40
30
20
10
0
18-Jul-11
05-Aug-11
23-Aug-11
10-Sep-11
28-Sep-11
16-Oct-11
03-Nov-11
21-Nov-11
09-Dec-11
27-Dec-11
14-Jan-12
01-Feb-12
19-Feb-12
08-Mar-12
26-Mar-12
13-Apr-12
17-May-12

The Iowa Electronic Futures Market: Obama re-elected and
a Republican Congress
Democrat
Republican
Republican House/
Republican Senate
Republican House/
Democrat Senate Democrat House/
Democrat Senate
Democrat House/
Republican Senate
Source: The Iowa Electronic Markets
2012 US Presidential Election Winner Takes All Market 2012 Congressional Control Winner-Takes-All Market
As of March 1 As of March 1
As of May 17 As of May 17
Republican House/
Democrat Senate
Democrat House/
Democrat Senate
Democrat House/
Republican Senate
Republican House/
Republican Senate
Democrat
Republican

CYS INVESTMENTS

retail gasoline price (real, in 2012 dollars)
retail gasoline price (nominal)

Source: S&P, Fiserv, and Macromarkets LLC / Haver Analytics, BLS, Challenger, Gray & Christmas, US  Dept. of Energy, NYMEX
U.S. Retail Gasoline Price, Regular Grade
1976 – Present
Capacity Utilization: Manufacturing
1972 – Present
%
Civilian Unemployment Rate
1947 - present
%
Economic Recovery Below Normal Pace
CPI-U All Items, Core
2006 – Present
% Change - Year to Year
Total Nonfarm Private Payroll Employment
2005-present
000’s
Challenger, Gray & Christmas, Inc.
Job Cut Announcement Report
1/2007 – 3/2012, by Quarter

12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
11,167
10,546
5,106
2,000
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

20%
15%
10%
5%
0%

FICO Score
FICO Score
800
760
720
680
640
600
Prime Purchase
Prime Refinance
FHA Purchase
FHA Refinance
2003 2004 2005 2006 2007 2008 2009 2010 2011

Mortgage Market Shrinkage Likely to Continue
Residential Mortgage Debt Decline Driven By:
1. Declining home prices
2. Delevering Consumers/Homeowners
3. Psychology of lower leverage
4. Low volume of new and existing home sales
5. All-cash home purchase transactions, and higher downpayments
6. Scheduled principal payments
7. High percentage of cash-in refis versus cash-out refis.
Quarterly Growth in
Residential Mortgage Debt
Q22003 – Q4 2010
Source:  BLS, LPS Applied Analytics, Financial Stability Oversight Council 2011 Annual Report
10
Purchase Refinance
Total Home Mortgage Debt
Home Mortgage Originations
2000 - 2010
In billions
Home Mortgage Debt
Outstanding
2000  - 2010
In millions
Median Credit Score at
Mortgage Origination
2003-2012
Net Issuance Growth

GRAB
Govt FIT
TBA
1) Actions
2) Tools
3) Settings
Fixed Income Trading
08:41
4) TBA30
5) TBA15
6) MBS
7) Swaps
8) Butterflies
21) FN30
22) FN15
23) GD30
24) GD15
27) GNII
3.0
3.5
4.0
Jun 104-15+ / 16+ 1 - 3 - 01+
Jul 104-08+ / 09+ 1 - 2 - 01+
Aug 104-00+ / 02 1 - 1 - 01+
Jun/Jul 07 / 07¼ 1 - 1 - 00⅛
Jul/Aug 07¼ / 07¾ 2 - 2 --
105-15+ / 16+ 01+
105-11+ / 12+ 2 - 1 00+
105-07+ / 08+ 1 - 1
03⅝ / 04 2 - 2 00⅛
04 / 04¼
106-07+ / 08+ 1 - 2 - 00+
106-05 / 06 1 - 1 - 00+
105-28+ / 29+ 1 - 1 - 01+
02 / 02+ 4 - 4 - 00¼
06⅞ / 07⅛ 1 - 1 --
4.5
5.0
5.5
Jun 107-02 / 03 1 - 1 - 02+
Jul 106-31+ / 00+ 1 - 1 - 02+
Aug 106-28+ / 29+ 1 - 1 - 02
Jun/Jul 02+ / 02¾ 2 - 3 - 00⅛
Jul/Aug 03⅜ / 03⅝ 1 - 1 --
3 - 2 + 00+
107-26+ / 27+ 1 - 1 + 01
107-22+ / 23+ 1 - 1 + 01
03⅞ / 04⅛ 1 - 1 --
03⅞ / 04⅛ 1 - 1 --
108-25+ / 26+ 1 - 1 + 00+
108-21 / 22 1 - 1 + 01
108-18+ / 19+ 1 - 1 + 01
04¼ / 04+ 1 - 1 --
02⅜ / 02⅝ 1 - 1 --
Benchmarks
Treas 2Y 99-28¾ / 29 0.302 / 298 - 00¼
Treas 3Y 99-16+ / 16¾ 0.414 / 411 - 00¾
Treas 5Y 100-19 / 19¼ 0.752 / 751 - 03¼
Treas 7Y 100-16 / 16+ 1.175 / 172 - 06
Treas 10Y 100-06 / 06+ 1.729 / 728 - 09
Treas 30Y 103-17+ / 18 2.824 / 823 - 24
Roll Analysis-FNCI Jun/Jul Rte 0.24
Cpn CPR Drp B/E Drp B/E Rte B/E CPR
3.00 6.52 7.000 5.678 -0.246
3.50 15.47 3.625 5.135 0.784 23.726
4.00 25.90 2.000 3.713 0.846 33.051
4.50 24.80 2.500 4.467 0.931 32.163
5.00 22.56 3.875 5.462 0.794 28.097
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2012 Bloomberg Finance L.P.
SN 466262 H356-174-1 18-May-12 8:41:58 EDT GMT-4:00

Economics of Forward Purchase
Source: Bloomberg 05/18/12
3    /32 represents a discount to the purchase price of the security of approximately $0.30 per month from trade date to settlement date.
Economics of Forward Purchase
11
Example: 15 yr. 3½% drop = ~3
5/8
/32 pt. per month
1
5/8
1

0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.35
0.55
0.55
0.60
0.60
0.60
0.60
0.60
0.55
0.50
0.50
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12

Portfolio Composition and Results

1 As of  3/31/12
Total Agency RMBS: $13,307.4 million
10 Year Fixed
Rate, 2%
15 Year Fixed
Rate, 58%
20 Year Fixed
Rate, 4%
30 Year
Fixed Rate,
9%
Hybrid ARMs,
27%
CYS Agency RMBS Portfolio
1
CYS Dividends: 9/09 – 4/12

Portfolio Characteristics
CYS Agency RMBS Portfolio Characteristics*
* As of 3/31/11
(1) MTR, or “Months to Reset,” is the number of months remaining before the fixed rate on a hybrid ARM becomes a variable rate. At the end of the fixed period, the variable rate will be determined by the margin and the pre-specified caps of the ARM. After the fixed period, the interest rates on
100% of our hybrid ARMs reset annually.
(2) CPR, or “Constant Prepayment Rate,” is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year. Specifically, the CPR is an annualized version of the prior three month prepayment rate.
Securities with no prepayment history are excluded from this calculation.
(3) Weighted average months to reset of our hybrid ARM portfolio.
Par Value Fair Value
Asset Type
Cost/Par
Fair
Value/Par MTR
(1)
Coupon CPR
(2)
10 Year Fixed Rate $256,373 $269,227 $103.88 $105.01 N/A 3.50% 13.8%
15 Year Fixed Rate 7,306,193 7,666,261 103.05 104.93 N/A 3.54% 14.8%
20 Year Fixed Rate 460,938 489,662 102.36 106.23 N/A 4.16% 21.8%
30 Year Fixed Rate 1,132,244 1,225,193 106.90 108.21 N/A 5.09% 26.5%
Hybrid ARMs
3,493,632 3,657,100 102.54 104.68 65.9 3.19% 20.1%
Total/Weighted Average
$ 12,649,380 $13,307,443 $103.24 $ 105.20
65.9
(3)
3.61% 17.3%
Weighted Average
(in thousands)

History of Transparent and Consistent
Financial Reporting
CYS uses Financial Reporting for Investment Companies
CYS financial reporting - Best in Class
Schedule of investments
NAVs have reflected mark-to-market accounting since inception
No OCI account on balance sheet
Realized and unrealized losses taken through income statement
Losses expensed in period incurred

Historical Financials

3/31/2012 12/31/2011
Income Statement Data (in 000's)
Investment Income – Interest Income $65,369 $61,631
Total expenses 11,972 10,510
Net Investment Income 53,397 51,121
Net gain (loss) from investments 33,150 (8,587)
Net gain (loss) from swap and cap contracts (17,429) 1,559
Net Income $69,118 $44,093
Net Income Per Common Share (diluted) $0.66 $0.53
Distributions per Common Share $0.50 $0.50
Non-GAAP Measure (in 000's)
Core Earnings
(1)
$41,891 $37,836
Non-GAAP Reconciliation (in 000’s)
NET INCOME $69,118 $44,093
Net (gain) loss from investments (33,150) 8,587
Net (gain) loss on termination of swap contracts -- 1,411
Net unrealized (appreciation) depreciation on swap
and cap contracts 5,923 (16,255)
Core Earnings $41,891 $37,836
Key Portfolio Statistics*
Average yield on Agency RMBS
(2)
2.78% 2.81%
Average cost of funds and hedge
(3)
0.90% 1.01%
Interest rate spread net of hedge
(4)
1.88% 1.80%
Operating expense ratio
(5) 1.46% 1.53%
Leverage ratio (at period end)
(6)
7.7:1 7.7:1
Balance Sheet Data (in 000's)
3/31/2012 12/31/2011
Cash and Cash Equivalents $10,643 $11,508
Total Assets $13,555,905 $9,518,057
Repurchase Agreements $8,234,669 $7,880,814
Net assets $1,525,792 $1,077,458
Net assets per common share $13.14 $13.02
Three Months Ended
As of
(1) Core Earnings is defined as net income (loss) excluding net gain (loss) on investments, net realized gain (loss) on termination of swap contracts and unrealized appreciation (depreciation) on swap and cap contracts.
(2) Our average yield on Agency RMBS for the period was calculated by dividing our interest income from Agency RMBS by our average Agency RMBS.
(3) Our average cost of funds and hedge for the period was calculated by dividing our total interest expense, including our net swap and cap interest income (expense), by our average repurchase agreements.
(4) Our interest rate spread net of hedge for the period was calculated by subtracting our average cost of funds and hedge from our average yield on Agency RMBS.
(5) Our operating expense ratio is calculated by dividing operating expenses by average net assets.
(6) Our leverage ratio was calculated by dividing (i) the Company’s repurchase agreements balance plus payable for securities purchased minus receivable for securities sold by (ii) net assets.
* All percentages are annualized.

Financial Highlights Steep yield curve and attractive spreads in target assets Tailwinds likely to continue Fed Transparency very helpful Investment Company accounting provides transparency 16

2012 Specialty Finance Symposium Investment Outlook May 2012